                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)          MAY 11, 1998
                                                               ------------

                                 FIRST USA BANK
   ------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         (As Servicer on behalf of FIRST USA CREDIT CARD MASTER TRUST)



           DELAWARE                    33-99362                76-0039224
         ------------              -----------------          -----------
  (State or other jurisdiction  (Commission File Number)   (IRS Employer
    of incorporation or                                  Identification Number)
       organization)


201 NORTH WALNUT STREET, WILMINGTON, DELAWARE                           19801
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


                302/594-4117
-------------------------------------------------------
Registrant's telephone number, including area code


                                      N/A
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item 5.   Other Events

         On May 21, 1998, First USA Bank (the "Bank"), wholly owned subsidiary of First USA Financial, Inc., which is a wholly owned subsidiary of Banc One Corporation, completed the securitization of approximately $1,540,966,000 of credit card receivables. The securitization consists of First USA Credit Card Master Trust Series 1998-1 and 1998-2.

         Series 1998-1 consists of $700,000,000 Class A Floating Rate Asset Backed Certificates, and $63,253,000 Floating Rate Class B Asset Backed Certificates, each of which has an average life of approximately five years. Series 1998-1 also consists of $80,121,000 Excess Collateral, which will be subordinated to the Class A and B certificates and will provide credit enhancement for the benefit of certificateholders.

         Series 1998-2 consists of $579,000,000 Class A Floating Rate Asset Backed Certificates, and $52,320,000 Class B Floating Rate Asset Backed Certificates, each of which has an average life of approximately ten years. Series 1998-2 also consists of $66,272,000 Excess Collateral, which will be subordinated to the Class A and Class B certificates and will provide credit enhancement for the benefit of certificateholders.

         First USA Bank services the receivables that are included in the securitization and will continue to service the accounts associated with such receivables following the securitization.

         Pursuant to the terms of related Series Supplements to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank as transferor (the "Transferor") and servicer (the "Servicer") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the Asset Backed Certificates listed below (the "Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments relating to the collections for the period of April 1 through April 30, 1997 (the "Collection Period"), on the Series Certificates to those persons in whose names the Certificates were registered as of the last business day of the Collection Period.


                Original Principal     Original Principal           Pooling and
                      Amount                 Amount             Servicing Supplement    Interest    Interest  Principal
    Series           (Class A)              (Class B)                   Date              Type      Payment    Payment
------------------------------------------------------------------------------------------------------------------------------
1993-1                 500,000,000                    --        May 1, 1993             Floating      yes        yes
1993-3                 750,000,000                    --        October 1, 1993         Floating      yes        yes
1994-4                 726,450,000            56,550,000        June 1, 1994            Floating      yes         no
1994-6                 750,000,000            58,380,000        July 30, 1994           Floating      yes         no
1994-7                 750,000,000            58,735,000        November 8, 1994        Floating      yes         no
1994-8                 500,000,000            39,157,000        November 8, 1994        Floating       *          no
1995-1               1,000,000,000            39,157,000        March 1, 1995           Floating      yes         no
1995-2                 660,000,000            78,300,000        March 1, 1995           Floating      yes         no
1995-3                 830,000,000            51,700,000        May 16, 1995            Floating      yes         no
1995-4                 750,000,000            65,000,000        September 14, 1995      Floating      yes         no
1995-5                 500,000,000            67,770,000        September 14, 1995      Floating      yes         no
1995-6               1,245,000,000            45,180,000        December 7, 1995        Floating      yes         no
1996-1                 750,000,000           112,500,000        March 6, 1996           Floating      yes         no
1996-2                 600,000,000            67,770,000        June 4, 1996            Floating      yes         no
1996-4                 500,000,000            54,300,000        August 6, 1996          Floating      yes         no
1996-6                 862,650,000            45,180,000        November 13, 1996       Floating      yes         no
1996-8                 400,000,000            78,000,000        December 11, 1996       Floating      yes         no
1997-1                 750,000,000            36,200,000        February 4, 1997        Floating      yes         no
1997-2                 500,000,000            67,770,000        May 8, 1997             Floating      yes         no
1997-3                 500,000,000            45,180,000        June 10, 1997           Floating      yes         no
1997-4                 500,000,000            45,180,000        June 10, 1997           Floating      yes         no
1997-5                 650,000,000            58,735,000        August 7, 1997          Floating      yes         no
1997-6               1,300,000,000           114,470,000        September 9, 1997        Fixed        yes         no
1997-7                 500,000,000            45,180,000        September 9, 1997       Floating      yes         no
1997-8                 780,000,000            70,482,000        September 23, 1997      Floating      yes         no
1997-9                 500,000,000            45,180,000        October 9, 1997         Floating      yes         no
1997-10                700,000,000            63,253,000        December 23, 1997       Floating      yes         no

* Interest relating to the collection period is set aside by the Trustee to fulfill quarterly interest payments on the February, May, August, and November Payment Dates

         The 1993-1 Certificates, 1993-3 Certificates, 1994-4 Certificates, 1994-6 Certificates, 1994-7 Certificates, 1994-8 Certificates, 1995-1 Certificates, 1995-2 Certificates, 1995-3 Certificates, 1995-4 Certificates, 1995-5 Certificates, 1995-6 Certificates, 1996-1 Certificates, 1996-2 Certificates, 1996-4 Certificates, and 1996-6 Certificates, 1996-8 Certificates, 1997-1 Certificates, 1997-2 Certificates, 1997-3 Certificates, 1997-4 Certificates, 1997-5 Certificates, 1997-6 Certificates, 1997-7 Certificates, 1997-8 Certificates, 1997-9 Certificates, and 1997-10 Certificates (collectively the "Certificates") represent beneficial ownership of a portion (the "Investor Interest") of certain receivables (the "Receivables") arising in certain credit card accounts (the "Accounts"). Reference is made to the Monthly Certificateholders' Statements of the Trust, filed as Exhibits 99.01, 99.02, 99.03, 99.04, 99.05, 99.06, 99.07, 99.08, 99.09, 99.10, 99.11, 99.12, 99.13,
99.14, 99.15, 99.16, 99.17, 99.18, 99.19, 99.20, 99.21, 99.22, 99.23, 99.24,
99.25, 99.26 and 99.27 to this report.

Item 7.   Financial Statements and Exhibits.

The following exhibits are filed as a part of this report:

(99.01) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1993-1 Certificates.

(99.02) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1993-3 Certificates.

(99.03) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-4 Certificates.

(99.04) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-6 Certificates.

(99.05) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-7 Certificates.

(99.06) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-8 Certificates.

(99.07) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-1 Certificates.

(99.08) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-2 Certificates.

(99.09) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-3 Certificates.

(99.10) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-4 Certificates.

(99.11) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-5 Certificates.

(99.12) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-6 Certificates.

(99.13) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-1 Certificates.

(99.14) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-2 Certificates.

(99.15) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-4 Certificates.

(99.16) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-6 Certificates.

(99.17) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-8 Certificates.

(99.18) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-1 Certificates.

(99.19) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-2 Certificates.

(99.20) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-3 Certificates.

(99.21) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-4 Certificates.

(99.22) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-5 Certificates

(99.23) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-6 Certificates

(99.24) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-7 Certificates.

(99.25) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-8 Certificates.

(99.26) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-9 Certificates.

(99.27) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-10 Certificates.

                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              FIRST USA BANK
                              As Servicer



                              By: /s/ Tracie H. Klein
                                 -------------------------------------
                                      Tracie H. Klein
                                      Vice President



Date:  May 26, 1998
       ------------